UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 28, 2018

ITERIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08762	95-2588496
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Carnegie Avenue, Suite 100, Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (949) 270-9400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously announced, effective as of September 28, 2018, Iteris, Inc. (the “Company”) entered into Amendment No. 2 (the “Amendment”) to the Rights Agreement (the “Rights Agreement”), dated as of August 20, 2009, by and between the Company and Computershare Trust Company, N.A., as rights agent.  The Amendment accelerated the expiration of the Rights (as defined in the Rights Agreement) from 5:00 p.m., New York City time, on August 20, 2019 to 5:00 p.m., New York City time, on September 28, 2018, and had the effect of terminating the Rights Agreement at that time.  At such time, all of the Rights distributed to the holders of the Company’s common stock pursuant to the Rights Agreement expired.

In connection with expiration of the Rights Agreement, on September 28, 2018 the Company filed a Certificate of Elimination (the “Certificate of Elimination”) with the Secretary of State of the State of Delaware pursuant to Section 151(g) of the Delaware General Corporation Law, to eliminate the one hundred thousand (100,000) shares of authorized shares of preferred stock of the Company that were designated as Series A Junior Participating Preferred Stock, par value $1.00 per share (the “Series A Preferred Stock”), by a Certificate of Designation (the “Series A Certificate of Designation”) filed with the Office of the Secretary of State of the State of Delaware on August 21, 2009, which certificate established the voting powers, designations, preferences and relative, participating and other rights, and the qualifications, limitations and restrictions of the Series A Preferred Stock.  As a result of the filing of the Certificate of Elimination, all one hundred thousand (100,000) shares of Series A Preferred Stock resumed the status of authorized and undesignated shares of preferred stock, par value $1.00 per share, of the Company.  The foregoing summary of the Certificate of Elimination is qualified in its entirety by reference to the Certificate of Elimination attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

3.1	Certificate of Elimination of the Series A Junior Participating Preferred Stock of Iteris, Inc.

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Elimination of the Series A Junior Participating Preferred Stock of Iteris, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 1, 2018
ITERIS, INC.

	By:	/s/ JOE BERGERA
Joe Bergera
Chief Executive Officer